UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022
Hayward Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-40208	82-2060643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Vantage Park Drive
Suite 400 Charlotte, NC 28203
(Address of principal executive offices, including zip code)

(704) 285-5445
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HAYW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.

On July 28, 2022, Hayward Holdings, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended July 2, 2022. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On July 26, 2022, our board of directors renewed the authorization of our previously approved share repurchase program (the “Share Repurchase Program”) such that the Company is authorized to repurchase up to an aggregate of $450 million of its common stock without giving effect to prior repurchases under the Share Repurchase Plan and with such authority expiring on July 26, 2025. Repurchases under the Share Repurchase Program will be funded by cash on hand and cash generated from operations and may be made, from time to time, in amounts and at prices the Company deems appropriate and will be subject to a variety of factors, including the market price of the Company’s common stock, general market and economic conditions, applicable legal requirements and other considerations. The Share Repurchase Program is expected to be conducted through privately negotiated transactions, including with the Sponsors, as well as through open market repurchases or other means, including through Rule 10b5-1(c) trading plans or through the use of other techniques such as accelerated share repurchases. The Share Repurchase Program may be suspended, modified or discontinued at any time without prior notice.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company, dated July 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYWARD HOLDINGS, INC.

Date: July 28, 2022	By:	/s/ Eifion Jones
Eifion Jones
Senior Vice President and Chief Financial Officer